GUARDIAN VARIABLE PRODUCTS TRUST

Guardian U.S. Government Securities VIP Fund (the “Fund”)

Supplement dated February 28, 2025

to the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”)

each dated May 1, 2024, as supplemented

Important Notice Regarding Change in Fund Name and Investment Policy

Guardian Variable Products Trust

Guardian U.S. Government Securities VIP Fund (the “Fund”)

At its meeting held on February 27, 2025, the Board of Trustees of Guardian Variable Products Trust approved a change to the Fund’s name to Guardian U.S. Government/Credit VIP Fund, to become effective on May 1, 2025.

In addition, effective May 1, 2025, the Fund’s 80% investment policy with respect to investments in U.S. government securities will be revised as shown below.

The current policy, which states: “Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in U.S. government securities” will be replaced by the following:

“Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in U.S. government securities and corporate credit investments.”